Exhibit 10.1

COMMERCIAL LEASE AGREEMENT (C.A.R. Form CL, Revised 12/15)

Date (For reference only): May 17, 2017

                                              TG Brothers, LLC, a California limited liability company                                  ("Landlord ") and

                                               Ring Central, Inc., a Delaware corporation                                     ("Tenant") agree as follows:

1.

PROPERTY: Landlord rents to Tenant and Tenant rents from Landlord, the real property and improvements described as: 19 Davis Drive, Belmont, CA 94002, as described in Addendum                                                                                                             ("Premises"), which comprise approximately 63.500 % of the total square footage of rentable space in the entire property. See exhibit "A" for a further description of the Premises.

2.	TERM: The term begins on (date) July 1, 2017 ("Commencement Date"),
(Check A or B):
☒

A.  Lease: and shall terminate on (date)            July 31, 2021              at              11:59              ☐ AM ☒ PM. Any holding over after the term of this agreement expires, with Landlord's consent, shall create a month-to-month tenancy that either party may terminate as specified in paragraph 2B. Rent shall be at a rate equal to the rent for the immediately preceding month, payable in advance. All other terms and conditions of this agreement shall remain in full force and effect.

☐

B.  Month-to-month: and continues as a month-to-month tenancy. Either party may terminate the tenancy by giving written notice to the other at least 30 days prior to the intended termination date, subject to any applicable laws. Such notice may be given on any date.

	☒	C. RENEWAL OR EXTENSION TERMS: See attached addendum
3.	BASE RENT:
	A.	Tenant agrees to pay Base Rent at the rate of (CHECK ONE ONLY:)
		☐ (1)	$ per month, for the term of the agreement.
☐ (2)

$                           per month, for the first 12 months of the agreement. Commencing with the 13th month, and upon expiration of each 12 months thereafter, rent shall be adjusted according to any increase in the U. S. Consumer Price Index of the Bureau of Labor Statistics of the Department of Labor for All Urban Consumers ("CPI") for                                                                                         (the city nearest the location of the Premises), based on the following formula: Base Rent will be multiplied by the most current CPI preceding the first calendar month during which the adjustment is to take effect, and divided by the most recent CPI preceding the Commencement Date. In no event shall any adjusted Base Rent be less than the Base Rent for the month immediately preceding the adjustment. If the CPI is no longer published, then the adjustment to Base Rent shall be based on an alternate index that most closely reflects the CPI.

		☐ (3)	$ per month for the period commencing and ending and
$ per month for the period commencing and ending and
$ per month for the period commencing and ending .
		☒ (4)	In accordance with the attached rent schedule.
		☐ (5)	Other
	B.	Base Rent is payable in advance on the 1st (or ☐ ) day of each calendar month, and is delinquent on the next day.
C.

If the Commencement Date falls on any day other than the first day of the month, Base Rent for the first calendar month shall be prorated based on a 30-day period. If Tenant has paid one full month's Base Rent in advance of Commencement Date, Base Rent for the second calendar month shall be prorated based on a 30-day period.

4.	RENT:
	A.	Definition: ("Rent") shall mean all monetary obligations of Tenant to Landlord under the terms of this agreement, except security deposit.
B.

Payment: Rent shall be paid to (Name) TG Brothers, LLC, a California limited liability company at (address) 22714 Arcade Road, Cupertino, CA 95014                                                                     , or at any other location specified by Landlord in writing to Tenant.

	C.	Timing: Base Rent shall be paid as specified in paragraph 3. All other Rent shall be paid within 30 days after Tenant is billed by Landlord.
5.

EARLY POSSESSION: Tenant is entitled to possession of the Premises on                                              See Addendum                                             . If Tenant is in possession prior to the Commencement Date, during this time (i) Tenant is not obligated to pay Base Rent, and (ii) Tenant ☐ is ☒ is not obligated to pay Rent other than Base Rent. Whether or not Tenant is obligated to pay Rent prior to Commencement Date, Tenant is obligated to comply with all other terms of this agreement.

6.	SECURITY DEPOSIT:
A.

Tenant agrees to pay Landlord $ 45,738.00 as a security deposit. Tenant agrees not to hold Broker responsible for its return. (IF CHECKED:) ☒ if Base Rent increases during the term of this agreement, Tenant agrees to increase security deposit by the same proportion as the increase in Base Rent.

B.

All or any portion of the security deposit may be used, as reasonably necessary, to: (I) cure Tenant's default in payment of Rent, late charges, non-sufficient funds ("NSF") fees, or other sums due; (ii) repair damage, excluding ordinary wear and tear, caused by Tenant or by a guest or licensee of Tenant; (iii) broom clean the Premises, if necessary, upon termination of tenancy; and (iv) cover any other unfulfilled obligation of Tenant. SECURITY DEPOSIT SHALL NOT BE USED BY TENANT IN LIEU OF PAYMENT OF LAST MONTH'S RENT. If all or any portion of the security deposit is used during tenancy, Tenant agrees to reinstate the total security deposit within 5 days after written notice is delivered to Tenant. Within 30 days after Landlord receives possession of the Premises, Landlord shall: (i) furnish Tenant an itemized statement indicating the amount of any security deposit received and the basis for its disposition, and (ii) return any remaining portion of security deposit to Tenant. However, if the Landlord's only claim upon the security deposit is for unpaid Rent, then the remaining portion of the security deposit, after deduction of unpaid Rent, shall be returned within 14 days after the Landlord receives possession.

	C.	No interest will be paid on security deposit, unless required by local ordinance.

Landlord's Initials	(Joann Wu)	( )	Tenant's Initials	(Mitesh Dhruv)	( )

© 2015, California Association of REALTORS ®, Inc.
CL REVISED 12/15 (PAGE 1 of 6)
COMMERCIAL LEASE AGREEMENT (CL PAGE 1 OF 6)

Reed Smith, 1901 Avenue of Stars, 700 Las Angeles, CA 90067                Phone: (213) 457-6405                Fax:                 Ring Central 19
Aaron Hritz                  Produced with zip Form® by zip Logix 18070 Fifteen Mile Road, Fraser, Michigan 48026 www.zipLogix.com

Premises:	19 Davis Drive, Belmont, CA 94002, as described in Addendum	Date	May 17, 2017

7.	PAYMENTS:

								PAYMENT
						TOTAL DUE		RECEIVED		BALANCE DUE	DUE DATE

A.	Rent: From	07/01/2017	To	07/31/2017		$42,993.72		$42,993.72	$		7/01/2017
		Date		Date

B.	Security Deposit					$45,738.00		$45,738.00	$		6/01/2017

C.	Other:				$		$		$
	Category

D.	Other:				$		$		$
	Category

E.	Total:					$88,731.72		$88,731.72	$

8.

PARKING: Tenant is entitled to See Addendum unreserved and 57 reserved vehicle parking spaces. The right to parking ☒ is ☐ is not included in the Base Rent charged pursuant to paragraph 3. If not included in the Base Rent, the parking rental fee shall be an additional $                                per month. Parking space(s) are to be used for parking operable motor vehicles, except for trailers, boats, campers, buses or trucks (other than pick-up trucks). Tenant shall park in assigned space(s) only. Parking space(s) are to be kept clean. Vehicles leaking oil, gas or other motor vehicle fluids shall not be parked in parking spaces or on the Premises. Mechanical work or storage of inoperable vehicles is not allowed in parking space(s) or elsewhere on the Premises. No overnight parking is permitted.

9.

ADDITIONAL STORAGE: Storage is permitted as follows: exclusive use of "cage" located in west parking lot. The right to additional storage space ☒ is ☐ is not included in the Base Rent charged pursuant to paragraph 3. If not included in Base Rent, storage space shall be an additional $                                per month. Tenant shall store only personal property that Tenant owns, and shall not store property that is claimed by another, or in which another has any right, title, or interest. Tenant shall not store any improperly packaged food or perishable goods, flammable materials, explosives, or other dangerous or hazardous material. Tenant shall pay for, and be responsible for, the clean-up of any contamination caused by Tenant's use of the storage area.

10.

LATE CHARGE; INTEREST; NSF CHECKS: Tenant acknowledges that either late payment of Rent or issuance of a NSF check may cause Landlord to incur costs and expenses, the exact amount of which are extremely difficult and impractical to determine. These costs may include, but are not limited to, processing, enforcement and accounting expenses, and late charges imposed on Landlord. If any installment of Rent due from Tenant is not received by Landlord within 5 calendar days after date due, or if a check is returned NSF, Tenant shall pay to Landlord, respectively$ 200.00 as late charge, plus 10% interest per annum on the delinquent amount and $25.00 as a NSF fee, any of which shall be deemed additional Rent. Landlord and Tenant agree that these charges represent a fair and reasonable estimate of the costs Landlord may incur by reason of Tenant's late or NSF payment. Any late charge, delinquent interest, or NSF fee due shall be paid with the current installment of Rent. Landlord's acceptance of any late charge or NSF fee shall not constitute a waiver as to any default of Tenant. Landlord's right to collect a Late Charge or NSF fee shall not be deemed an extension of the date Rent is due under paragraph 4, or prevent Landlord from exercising any other rights and remedies under this agreement, and as provided by law.

11.

CONDITION OF PREMISES: Tenant has examined the Premises and acknowledges that Premise is clean and in operative condition, with the following exceptions: See Addendum.
Items listed as exceptions shall be dealt with in the following manner: See Addendum.

12.

ZONING AND LAND USE: Tenant accepts the Premises subject to all local, state and federal laws, regulations and ordinances ("Laws"). Landlord makes no representation or warranty that Premises are now or in the future will be suitable for Tenant’s use. Tenant has made its own investigation regarding all applicable Laws.

13.	TENANT OPERATING EXPENSES: Tenant agrees to pay for all utilities and services directly billed to Tenant

14.PROPERTY OPERATING EXPENSES:

A.

Tenant agrees to pay its proportionate share of Landlord's estimated monthly property operating expenses, including but not limited to, common area maintenance, consolidated utility and service bills, insurance, and real property taxes, based on the ratio of the square footage of the Premises to the total square footage of the rentable space in the entire property. See Addendum.

OR	B☐ (If checked) Paragraph 14 does not apply.
15.	USE:The Premises are for the sole use as general office use, software development and other lawful ancillary uses.

No other use is permitted without Landlord's prior written consent. If any use by Tenant causes an increase in the premium on Landlord's existing property insurance, Tenant shall pay for the increased cost. Tenant will comply with all Laws affecting its use of the Premises.

16.

RULES/REGULATIONS: Tenant agrees to comply with all rules and regulations of Landlord (and, if applicable, Owner's Association) that are at any time posted on the Premises or delivered to Tenant. Tenant shall not, and shall ensure that guests and licensees of Tenant do not, disturb, annoy, endanger, or interfere with other tenants of the building or neighbors, or use the Premises for any unlawful purposes, including, but not limited to, using, manufacturing, selling, storing, or transporting illicit drugs or other contraband, or violate any law or ordinance, or committing a waste or nuisance on or about the Premises.

17.	MAINTENANCE:
A.

Tenant OR ☒ (If checked, Landlord) shall professionally maintain the Premises including heating, air conditioning, electrical, plumbing and water systems, if any, and keep glass, windows and doors in operable and safe condition. Unless Landlord is checked, if Tenant fails to maintain the Premises, Landlord may contract for or perform such maintenance, and charge Tenant for Landlord's cost.

B.

Landlord OR ☐ (If checked, Tenant) shall maintain the roof, foundation, exterior walls, common areas and other areas of the Building which are not to be maintained by Tenant or other tenants of the Building.

Landlord's Initials	(Joann Wu)	( )	Tenant's Initials	(Mitesh Dhruv)	( )

CL REVISED 12/15 (PAGE 2 of 6)
COMMERCIAL LEASE AGREEMENT (CL PAGE 2 OF 6)
Produced with zipForm® by zipLogix 18070 Fifteen Mile Road, Fraser, Michigan 48026 www.zipLoqix.com Ring Central 19

Premises:	19 Davis Drive, Belmont, CA 94002, as described in Addendum	Date	May 17, 2017
18.

ALTERATIONS: Tenant shall not make any alterations In or about the Premises, including installation of trade fixtures and signs, without Landlord's prior written consent, which shall not be unreasonably withheld. Any alterations to the Premises shall be done according to Law and with required permits. Tenant shall give Landlord advance notice of the commencement date of any planned alteration, so that Landlord, at its option, may post a Notice of Non-Responsibility to prevent potential liens against Landlord's interest in the Premises. Landlord may also require Tenant to provide Landlord with lien releases from any contractor performing work on the Premises.

19.	GOVERNMENT IMPOSED ALTERATIONS: Any alterations required by Law as a result of Tenant's use shall be Tenant's responsibility. Landlord shall be responsible for any other alterations required by Law.
20.

ENTRY: Tenant shall make Premises available to Landlord or Landlord's agent for the purpose of entering to make inspections, necessary or agreed repairs, alterations, or improvements, or to supply necessary or agreed services, or to show Premises to prospective or actual purchasers, tenants, mortgagees, lenders, appraisers, or contractors. Landlord and Tenant agree that 24 hours notice (oral or written) shall be reasonable and sufficient notice. In an emergency, Landlord or Landlord's representative may enter Premises at any time without prior notice.

21.

SIGNS: Tenant authorizes Landlord to place a FOR SALE sign on the Premises at any time, and a FOR LEASE sign on the Premises within the 90 (or ☐           ) day period preceding the termination of the agreement.

22.

SUBLETTING/ASSIGNMENT: Tenant shall not sublet or encumber all or any part of Premises, or assign or transfer this agreement or any interest in it, without the prior written consent of Landlord, which shall not be unreasonably withheld. Unless such consent is obtained, any subletting, assignment, transfer, or encumbrance of the Premises, agreement, or tenancy, by voluntary act of Tenant, operation of law, or otherwise, shall be null and void, and, at the option of Landlord, terminate this agreement. Any proposed sublessee, assignee, or transferee shall submit to Landlord an application and credit information for Landlord's approval, and, if approved, sign a separate written agreement with Landlord and Tenant. Landlord's consent to any one sublease, assignment, or transfer, shall not be construed as consent to any subsequent sublease, assignment, or transfer, and does not release Tenant of Tenant's obligation under this agreement.

23.

POSSESSION: If Landlord is unable to deliver possession of Premises on Commencement Date, such date shall be extended to the date on which possession is made available to Tenant. However, the expiration date shall remain the same as specified in paragraph 2. If Landlord is unable to deliver possession within 60 (or ☒    30       ) calendar days after the agreed Commencement Date, Tenant may terminate this agreement by giving written notice to Landlord, and shall be refunded all Rent and security deposit paid.

24.

TENANT'S OBLIGATIONS UPON VACATING PREMISES: Upon termination of agreement, Tenant shall: (i) give Landlord all copies of all keys or opening devices to Premises, including any common areas; (ii) vacate Premises and surrender it to Landlord empty of all persons and personal property; (iii) vacate all parking and storage spaces; (iv) deliver Premises to Landlord in the same condition as referenced in paragraph 11; (v) clean Premises; (vi) give written notice to Landlord of Tenant's forwarding address; and (vii) Tenant will not be responsible for reasonable wear and tear and damage due to casualty or condemnation.                                 . All improvements installed by Tenant, with or without Landlord's consent, become the property of Landlord upon termination. Landlord may nevertheless require Tenant to remove any such improvement that did not exist at the time possession was made available to Tenant.

25.

BREACH OF CONTRACT/EARLY TERMINATION: In event Tenant, prior to expiration of this agreement, breaches any obligation in this agreement, abandons the premises, or gives notice of tenant's intent to terminate this tenancy prior to its expiration, in addition to any obligations established by paragraph 24, Tenant shall also be responsible for lost rent, rental commissions, advertising expenses, and painting costs necessary to ready Premises for re-rental. Landlord may also recover from Tenant: (i) the worth, at the time of award, of the unpaid Rent that had been earned at the time of termination; (ii) the worth, at the time of award, of the amount by which the unpaid Rent that would have been earned after expiration until the time of award exceeds the amount of such rental loss the Tenant proves could have been reasonably avoided; and (ill) the worth, at the time of award, of the amount by which the unpaid Rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided. Landlord may elect to continue the tenancy in effect for so long as Landlord does not terminate Tenant's right to possession, by either written notice of termination of possession or by relating the Premises to another who takes possession, and Landlord may enforce all Landlord's rights and remedies under this agreement, including the right to recover the Rent as it becomes due.

26.

DAMAGE TO PREMISES: If, by no fault of Tenant, Premises are totally or partially damaged or destroyed by fire, earthquake, accident or other casualty, Landlord shall have the right to restore the Premises by repair or rebuilding, If Landlord elects to repair or rebuild, and is able to complete such restoration within 90 days from the date of damage, subject to the terms of this paragraph, this agreement shall remain in full force and effect, if Landlord is unable to restore the Premises within this time, or if Landlord elects not to restore, then either Landlord or Tenant may terminate this agreement by giving the other written notice. Rent shall be abated as of the date of damage. The abated amount shall be the current monthly Base Rent prorated on a 30-day basis. If this agreement is not terminated, and the damage is not repaired, then Rent shall be reduced based on the extent to which the damage interferes with Tenant's reasonable use of the Premises. If total or partial destruction or damage occurs as a result of an act of Tenant or Tenant’s guests, (i) only Landlord shall have the right, at Landlord's sole discretion, within 30 days after such total or partial destruction or damage to treat the lease as terminated by Tenant, and (ii) Landlord shall have the right to recover damages from Tenant.

27.

HAZARDOUS MATERIALS: Tenant shall not use, store, generate, release or dispose of any hazardous material on the Premises or the property of which the Premises are part. However, Tenant is permitted to make use of such materials that are required to be used in the normal course of Tenant's business provided that Tenant complies with all applicable Laws related to the hazardous materials. Tenant is responsible for the cost of removal and remediation, or any clean-up of any contamination caused by Tenant.

28.

CONDEMNATION: If all or part of the Premises is condemned for public use, either party may terminate this agreement as of the date possession is given to the condemner. All condemnation proceeds, exclusive of those allocated by the condemner to Tenant's relocation costs and trade fixtures, belong to Landlord.

29.

INSURANCE: Tenant's personal property, fixtures, equipment, inventory and vehicles are not insured by Landlord against loss or damage due to fire, theft, vandalism, rain, water, criminal or negligent acts of others, or any other cause. Tenant Is to carry Tenants own property insurance to protect Tenant from any such loss. In addition, Tenant shall carry (i) liability insurance in an amount of not less than $ 3,000,000.00        and (ii) property insurance in an amount sufficient to cover the replacement cost of the property if Tenant is responsible for maintenance under paragraph 17B. Tenant's insurance shall name Landlord and Landlord's agent as additional insured. Tenant, upon Landlord's request, shall provide Landlord with a certificate of insurance establishing Tenant's compliance. Landlord shall maintain liability insurance insuring Landlord, but not Tenant, in an amount of at least $ 1,000,000,00      , Plus property insurance in an amount sufficient to cover the replacement cost of the property unless Tenant is responsible for maintenance pursuant to paragraph 17B. Tenant is advised to carry business interruption insurance in an amount at least sufficient to cover Tenant's complete rental obligation to Landlord. Landlord is advised to obtain a policy of rental loss insurance. Both Landlord and Tenant release each other, and waive their respective rights to subrogation against each other, for loss or damage covered by insurance.

Landlord's Initials	(Joann Wu)	( )	Tenant's Initials	( )	(Mitesh Dhruv)

CL REVISED 12/15 (PAGE 3 of 6)
COMMERCIAL LEASE AGREEMENT (CL PAGE 3 OF 6)
Produced with zipForm® by zipLogix 18070 Fifteen Mile Road, Fraser, Michigan 48026 www.zipLoqix.com Ring Central 19

Premises:	19 Davis Drive, Belmont, CA 94002, as described in Addendum	Date	May 17, 2017
30.

TENANCY STATEMENT (ESTOPPEL CERTIFICATE): Tenant shall execute and return a tenancy statement (estoppel certificate), delivered to Tenant by Landlord or Landlord's agent, within 3 days after its receipt. The tenancy statement shall acknowledge that this agreement is unmodified and in full force, or in full force as modified, and state the modifications. Failure to comply with this requirement: (i) shall be deemed Tenant's acknowledgment that the tenancy statement is true and correct, and may be relied upon by a prospective lender or purchaser; and (ii) may be treated by Landlord as a material breach of this agreement. Tenant shall also prepare, execute, and deliver to Landlord any financial statement (which will be held in confidence) reasonably requested by a prospective lender or buyer.

31.

LANDLORD'S TRANSFER: Tenant agrees that the transferee of Landlord’s interest shall be substituted as Landlord under this agreement. Landlord will be released of any further obligation to Tenant regarding the security deposit, only if the security deposit is returned to Tenant upon such transfer, or if the security deposit is actually transferred to the transferee. For all other obligations under this agreement, Landlord is released of any further liability to Tenant, upon Landlord's transfer.

32.

SUBORDINATION: This agreement shall be subordinate to all existing liens and, at Landlord's option, the lien of any first deed of trust or first mortgage subsequently placed upon the real property of which the Premises are a part, and to any advances made on the security of the Premises, and to all renewals, modifications, consolidations, replacements, and extensions. However, as to the lien of any deed of trust or mortgage entered into after execution of this agreement, Tenant's right to quiet possession of the Premises shall not be disturbed if Tenant is not in default and so long as Tenant pays the Rent and observes and performs all of the provisions of this agreement, unless this agreement is otherwise terminated pursuant to its terms. If any mortgagee, trustee, or ground lessor elects to have this agreement placed in a security position prior to the lien of a mortgage, deed of trust, or ground lease, and gives written notice to Tenant, this agreement shall be deemed prior to that mortgage, deed of trust, or ground lease, or the date of recording.

33.

TENANT REPRESENTATIONS; CREDIT: Tenant warrants that all statements in Tenant's financial documents and rental application are accurate. Tenant authorizes Landlord and Broker(s) to obtain Tenant's credit report at time of application and periodically during tenancy in connection with approval, modification, or enforcement of this agreement. Landlord may cancel this agreement: (i) before occupancy begins, upon disapproval of the credit report(s); or (ii) at any time, upon discovering that information in Tenant's application is false. A negative credit report reflecting on Tenant's record may be submitted to a credit reporting agency, if Tenant fails to pay Rent or comply with any other obligation under this agreement.

34.

CONSTRUCTION-RELATED ACCESSIBILITY STANDARDS: Landlord states that the Premises ☐ has, or ☒ has not been inspected by a Certified Access Specialist. If so, Landlord states that the Premises ☐ has, or ☐ has not been determined to meet all applicable construction-related accessibility standards pursuant to Civil Code Section 55.53.

35.	DISPUTE RESOLUTION:
A.

MEDIATION: Tenant and Landlord agree to mediate any dispute or claim arising between them out of this agreement, or any resulting transaction, before resorting to arbitration or court action, subject to paragraph 35B(2) below. Paragraphs 35B(2) and (3) apply whether or not the arbitration provision is initiated. Mediation fees, if any, shall be divided equally among the parties involved. If for any dispute or claim to which this paragraph applies, any party commences an action without first attempting to resolve the matter through mediation, or refuses to mediate after a request has been made, then that party shall not be entitled to recover attorney fees, even if they would otherwise be available to that party in any such action. THIS MEDIATION PROVISION APPLIES WHETHER OR NOT THE ARBITRATION PROVISION IS INITIALED.

B.

ARBITRATION OF DISPUTES: (1) Tenant and Landlord agree that any dispute or claim in Law or equity arising between them out of this agreement or any resulting transaction, which Is not settled through mediation, shall be decided by neutral, binding arbitration, including and subject to paragraphs 35B(2) and (3) below. The arbitrator shall be a retired judge or justice, or an attorney with at least 5 years of real estate transactional law experience, unless the parties mutually agree to a different arbitrator, who shall render an award in accordance with substantive California Law. In all other respects, the arbitration shall be conducted in accordance with Part III, Title 9 of the California Code of Civil Procedure. Judgment upon the award of the arbitrator(s) may be entered In any court having jurisdiction. The parties shall have the right to discovery in accordance with Code of Civil Procedure §1283. 05.

(2) EXCLUSIONS FROM MEDIATION AND ARBITRATION: The following matters are excluded from Mediation and Arbitration hereunder: (i) a judicial or non-judicial foreclosure or other action or proceeding to enforce a deed of trust, mortgage, or installment land sale contract as defined in Civil Code §2985; (ii) an unlawful detainer action; (iii) the filing or enforcement of a mechanic's lien; (iv) any matter that is within the jurisdiction of a probate, small claims, or bankruptcy court; and (v) an action for bodily injury or wrongful death, or for latent or patent defects to which Code of Civil Procedure §337.1 or §337.15 applies. The filing of a court action to enable the recording of a notice of pending action, for order of attachment, receivership, injunction, or other provisional remedies, shall not constitute a violation of the mediation and arbitration provisions.

(3) BROKERS: Tenant and Landlord agree to mediate and arbitrate disputes or claims involving either or both Brokers, provided either or both Brokers shall have agreed to such mediation or arbitration, prior to, or within a reasonable time after the dispute or claim is presented to Brokers. Any election by either or both Brokers to participate in mediation or arbitration shall not result in Brokers being deemed parties to the agreement.

“NOTICE: BY INITIALING IN THE SPACE BELOW YOU ARE AGREEING TO HAVE ANY DISPUTE ARISING OUT OF THE MATTERS INCLUDED IN THE 'ARBITRATION OF DISPUTES' PROVISION DECIDED BY NEUTRAL ARBITRATION AS PROVIDED BY CALIFORNIA LAW AND YOU ARE GIVING UP ANY RIGHTS YOU MIGHT POSSESS TO HAVE THE DISPUTE LITIGATED IN A COURT OR JURY TRIAL. BY INITIALING IN THE SPACE BELOW YOU ARE GIVING UP YOUR JUDICIAL RIGHTS TO DISCOVERY AND APPEAL, UNLESS THOSE RIGHTS ARE SPECIFICALLY INCLUDED IN THE 'ARBITRATION OF DISPUTES' PROVISION. IF YOU REFUSE TO SUBMIT TO ARBITRATION AFTER AGREEING TO THIS PROVISION, YOU MAY BE COMPELLED TO ARBITRATE UNDER THE AUTHORITY OF THE CALIFORNIA CODE OF CIVIL PROCEDURE. YOUR AGREEMENT TO THIS ARBITRATION PROVISION IS VOLUNTARY. ”

“WE HAVE READ AND UNDERSTAND THE FOREGOING AND AGREE TO SUBMIT DISPUTES ARISING OUT OF THE MATTERS INCLUDED IN THE 'ARBITRATION OF DISPUTES' PROVISION TO NEUTRAL ARBITRATION.”

Landlord's Initials	Joann Wu	/	Tenant's Initials	/	Mitesh Dhruv

Landlord's Initials	(Joann Wu)	( )	Tenant's Initials	( )	(Mitesh Dhruv)

CL REVISED 12/15 (PAGE 4 of 6)
COMMERCIAL LEASE AGREEMENT (CL PAGE 4 OF 6)
Produced with zipForm® by zipLogix 18070 Fifteen Mile Road, Fraser, Michigan 48026 www.zipLoqix.com Ring Central 19

Premises:	19 Davis Drive, Belmont, CA 94002, as described in Addendum	Date	May 17, 2017

36.

JOINT AND INDIVIDUAL OBLIGATIONS: If there is more than one Tenant, each one shall be individually and completely responsible for the performance of all obligations of Tenant under this agreement, jointly with every other Tenant, and individually, whether or not in possession.

37.	NOTICE: Notices may be served by mail, facsimile, or courier at the following address or location, or at any other location subsequently designated:

Landlord:	TG Brothers, LLC	Tenant:	RingCentral, Inc.
22714 Alcalde Road		20 Davis Drive
Cupertino, CA 95014		Belmont, CA 94002
Attention: Director of Real Estate

Notice is deemed effective upon the earliest of the following: (i) personal receipt by either party or their agent; (ii) written acknowledgement of notice; or (iii) 5 days after mailing notice to such location by first class mail, postage pre-paid.

38.	WAIVER: The waiver of any breach shall not be construed as a continuing waiver of the same breach or a waiver of any subsequent breach.

39.	INDEMNIFICATION: Tenant shall indemnify, defend and hold Landlord harmless from all claims, disputes, litigation, judgments and attorney fees arising out of Tenant's use of the Premises.

40.	OTHER TERMS AND CONDITIONS/SUPPLEMENTS:	See Addendum.

The following ATTACHED supplements/exhibits are incorporated in this agreement: ☐	Option Agreement (C. A. R. Form OA)
Exhibit "A", Accessibility Addendum (C. A. R. Form CLCA 11/16), and Addendum to Commercial Lease Agreement dated for reference purposes May 17, 2017 ("Addendum").

41.

ATTORNEY FEES: in any action or proceeding arising out of this agreement, the prevailing party between Landlord and Tenant shall be entitled to reasonable attorney fees and costs from the non-prevailing Landlord or Tenant, except as provided in paragraph 35A.

42.

ENTIRE CONTRACT: Time is of the essence. All prior agreements between Landlord and Tenant are incorporated in this agreement, which constitutes the entire contract. It is intended as a final expression of the parties' agreement, and may not be contradicted by evidence of any prior agreement or contemporaneous oral agreement. The parties further intend that this agreement constitutes the complete and exclusive statement of its terms, and that no extrinsic evidence whatsoever may be introduced in any judicial or other proceeding, if any, involving this agreement. Any provision of this agreement that is held to be invalid shall not affect the validity or enforceability of any other provision in this agreement. This agreement shall be binding upon, and inure to the benefit of, the heirs, assignees and successors to the parties.

43.

BROKERAGE: Landlord and Tenant shall each pay to Broker(s) the fee agreed to, if any, in a separate written agreement. Neither Tenant nor Landlord has utilized the services of, or for any other reason owes compensation to, a licensed real estate broker (individual or corporate), agent, finder, or other entity, other than as named in this agreement, in connection with any act relating to the Premises, including, but not limited to, inquiries, introductions, consultations, and negotiations leading to this agreement. Tenant and Landlord each agree to indemnify, defend and hold harmless the other, and the Brokers specified herein, and their agents, from and against any costs, expenses, or liability for compensation claimed inconsistent with the warranty and representation in this paragraph 43.

44.	AGENCY CONFIRMATION: The following agency relationships are hereby confirmed for this transaction:

Listing Agent:	Brey Management Corp	(Print Firm Name) is the agent of (check one):
☒the Landlord exclusively; or ☐ both the Tenant and Landlord.
Selling Agent:	(Print Firm Name) (if not same as Listing Agent) is the agent of (check one):
☐ the Tenant exclusively; or ☐ the Landlord exclusively; or ☐ both the Tenant and Landlord. Real Estate Brokers are not parties to the agreement between Tenant and Landlord.

Landlord's Initials	(Joann Wu)	( )	Tenant's Initials	(Mitesh Dhruv)	( )

CL REVISED 12/15 (PAGE 5 of 6)
COMMERCIAL LEASE AGREEMENT (CL PAGE 5 OF 6)
Produced with zipForm® by zipLogix 18070 Fifteen Mile Road, Fraser, Michigan 48026 www.zipLoqix.com Ring Central 19

Premises:	19 Davis Drive, Belmont, CA 94002, as described in Addendum	Date	May 17, 2017

Landlord and Tenant acknowledge and agree that Brokers: (i) do not guarantee the condition of the Premises; (ii) cannot verily representations made by others; (iii) will not verily zoning and land use restrictions; (iv) cannot provide legal or tax advice; (v) will not provide other advice or information that exceeds the knowledge, education or experience required to obtain a real estate license. Furthermore, if Brokers are not also acting as Landlord in this agreement, Brokers: (vi) do not decide what rental rate a Tenant should pay or Landlord should accept; and (vii) do not decide upon the length or other terms of tenancy. Landlord and Tenant agree that they will seek legal, tax, insurance, and other desired assistance from appropriate professionals.

Tenant			/s/ Mitesh Dhruv	Date	May , 2017
RingCentral, Inc., a Delaware corporation
(Print name)

Address	19 Davis Drive	City	Belmont	State	CA	Zip	94002-3002

Tenant				Date

(Print name)

Address		City		State		Zip

☐

GUARANTEE: In consideration of the execution of this Agreement by and between Landlord and Tenant and for valuable consideration, receipt of which is hereby acknowledged, the undersigned ("Guarantor") does hereby: (i) guarantee unconditionally to Landlord and Landlord's agents, successors and assigns, the prompt payment of Rent or other sums that become due pursuant to this Agreement, including any and all court costs and attorney fees included in enforcing the Agreement; (ii) consent to any changes, modifications or alterations of any term in this Agreement agreed to by Landlord and Tenant; and (iii) waive any right to require Landlord and/or Landlord's agents to proceed against Tenant for any default occurring under this Agreement before seeking to enforce this Guarantee.

Guarantor (Print Name)
Guarantor				Date
Address		City		State	Zip
Telephone	Fax		E-mail

Landlord agrees to rent the Premises on the above terms and conditions.

Landlord	/s/ Joann Wu			Date	May 23, 2017
(owner or agent with authority to enter into this agreement) TG Brothers, LLC, a California limited liability company
Address	22714 Alcalde Road	City	Cupertino	State	CA	Zip	95014
Landlord				Date
(owner or agent with authority to enter into this agreement)
Address		City		State		Zip

Agency relationships are confirmed as above. Real estate brokers who are not also Landlord in this agreement are not a party to the agreement between Landlord and Tenant.

Real Estate Broker (Leasing Firm)	/s/ David Wei				CalBRE Lic. #		01526152
By (Agent)	/s/ David Wei		CalBRE Lic. #	01794487	Date
David Wei

Address	10430 S De Anza Blvd Ste 280		City	Cupertino	State	CA	Zip	95014-3025
Telephone	(408)725-1700	Fax	(866)470-3147	E-mail	info@breymanagement.com

Real Estate Broker (Leasing Firm)	Brey Management Corp				CalBRE Lic. #
By (Agent)			CalBRE Lic. #		Date

Address			City		State		Zip
Telephone		Fax		E-mail

© 2015, California Association of REALTORS®, Inc. United States copyright law (Title 17 U.S. Code) forbids the unauthorized distribution, display and reproduction of this form, or any portion thereof , by photocopy machine or any other means, including facslrnite or computerized formats.

THIS FORM HAS BEEN APPROVED BY THE CALIFORNIA ASSOCIATION OF REALTORS® ( C.A.R). NO REPRESENTATION IS MADE AS TO THE LEGAL VALIDITY OR ACCURACY OF ANY PROVISION IN ANY SPECIFIC TRANSACTION. A REAL RSTATE BROKER IS THE PERSON QUALIFIED TO ADVISE ON REAL ESTATE TRANSACTIONS. IF YOU DESIRE LEGAL OR TAX ADVICE, CONSULT AN APPROPRIATE PROFESSIONAL.

Published and distributed by:
REAL ESTATE BUSINESS SERVICES, INC.
a subsidiary of the California Association of REALTORS®	Reviewed by _____ Date ___________
525 South Virgil Avenue, Los Angeles, California 90020
CL REVISED 12/15 (PAGE 6 of 6)

COMMERCIAL LEASE AGREEMENT (CL PAGE 6 OF 6)

Produced with zipForm® by zipLogix 18070 Fifteen Mile Road, Fraser, Michigan 48026       www.zipLoqix.com                Ring Central 19

3

COMMERCIAL LEASE CONSTRUCTION ACCESSIBILITY ADDENDUM (C.A.R, Form CLCA 11/16)

This is an addendum to the Commercial Lease Agreement (lease) dated                       May 17, 2017
in which                       TG Brothers, LLC, a California limited liability company                       is referred to as “Landlord”
and                        RingCentral, Inc., a Delaware corporation                       is referred to as “Tenant”. Paragraph 34 of the lease is deleted in its entirety and replaced by the following;

Paragraph 34.CONSTRUCTION-RELATED ACCESSIBILITY STANDARDS:

A.	Landlord states that the Premises ☐ have, or ☐ have not been inspected by a Certified Access Specialist (CASp).
B.	If the Premises have been inspected by a CASp,
(1)

Landlord states that the Premises ☐ have or ☐ have not been determined to meet all applicable construction- related accessibility standards pursuant to Civil Code Section 55. 53. Landlord shall provide Tenant a copy of the report prepared by the CASp (and, if applicable a copy of the disability access inspection certificate) as specified below.

(2)	☐ (i) Tenant has received a copy of the report at least 48 hours before executing this lease. Tenant has no right to rescind the lease based upon information contained in the report.
OR

☐ (ii) Tenant has received a copy of the report prior to, but no more than, 48 hours before, executing this lease. Based upon information contained in the report, Tenant has 72 hours after execution of this lease to rescind it.

OR

☐ (iii) Tenant has not received a copy of the report prepared by the CASp prior to execution of this lease. Landlord shall provide a copy of the report prepared by the CASp (and, if applicable a copy of the disability access inspection certificate) within 7 days after execution of this lease. Tenant shall have up to 3 days thereafter to rescind the lease based upon information in the report.

C.	If the Premises have not been inspected by a CASp or a certificate was not issued by the CASp who conducted the inspection,

“A Certified Access Specialist (CASp) can inspect the subject premises and determine whether the subject premises comply with all of the applicable construction-related accessibility standards under state law. Although state law does not require a CASp inspection of the subject premises, the commercial property owner or lessor may not prohibit the lessee or tenant from obtaining a CASp inspection of the subject premises for the occupancy or potential occupancy of the lessee or tenant, if requested by the lessee or tenant. The parties shall mutually agree on the arrangements for the time and manner of the CASp inspection, the payment of the fee for the CASp inspection, and the cost of making any repairs necessary to correct violations of construction-related accessibility standards within the premises. ”

D.

Notwithstanding anything to the contrary in paragraph 17, 18, 19 or elsewhere in the lease, any repairs or modifications necessary to correct violations of construction related accessibility standards are the responsibility of Tenant ☐ Landlord ☒ Other

Tenant (Signature)	/s/ Mitesh Dhruv	Date	May , 2017
42E324BE3D5547A
Tenant (Print name)	RingCentral, Inc., a Delaware corporation

Tenant (Signature)		Date

Tenant (Print name)

Landlord (Signature)	/s/ Joanne Wu	Date	May,23, 2017

Landlord (Print name)	TG Brothers, LLC, a California limited liability company

Landlord (Signature)		Date	May , 2017

Landlord (Print name)

© 2015, California Association of REALTORS®, Inc United States copyright low (Title 17 U.S. Code) forbids the unauthorized distribution, display and reproduction of this form, or any portion thereof, by photocopy machine or any other means, including facsimile or computerized formats.

THIS FORM HAS BEEN APPROVED BY THE CALIFORNIA ASSOCIATION OF REALTORS® (C.A.R) NO REPRESENTATION IS MADE AS TO THE LEGAL VALIDITY OR ACCURACY OF ANY PROVISION IN ANY SPECIFIC TRANSACTION A REAL RSTATE BROKER IS THE PERSON QUALIFIED TO ADVISE ON REAL ESTATE TRANSACTIONS. IF YOU DESIRE LEGAL OR TAX ADVICE, CONSULT AN APPROPRIATE PROFESSIONAL.

Published and distributed by:
REAL ESTATE BUSINESS SERVICES, INC.
a subsidiary of the California Association of REALTORS®	Reviewed by _____ Date ___________
525 South Virgil Avenue, Los Angeles, California 90020
CLCA 11/16 (PAGE 1 of 1)

COMMERCIAL LEASE CONSTRUCTION ACCESSEBILITY ADDENDUM (CLCA PAGE 1 OF 1)

Reed Smith, 1901 Avenue of Stars, 700 Las Angeles, CA 90067                Phone: (213) 457-6405                Fax:                 Ring Central 19
Aaron Hritz                  Produced with zip Form® by zip Logix 18070 Fifteen Mile Road, Fraser, Michigan 48026 www.zipLogix.com

ADDENDUM TO COMMERCIAL LEASE AGREEMENT

This Addendum to Commercial Lease Agreement (“Addendum”) forms an integral part of the printed form Standard Commercial Lease Agreement (C.A.R. Form CL, Revised 12/15), dated for reference purposes only May 17, 2017 (the “Form Lease”) entered between TG Brothers, LLC, a California limited liability company (“Landlord”), and RingCentral, Inc., a Delaware corporation (“Tenant”) demising the Premises which consist of approximately 15,246 rentable square feet located on the West side of the building commonly known and addressed as 19 Davis Drive, Belmont, California (the “Building”). Part A of this Addendum sets forth provisions which modify and supplement the correspondingly numbered and lettered paragraphs of the Form Lease, while part B of this Addendum contains paragraphs which are in addition to those of the Form Lease. Unless otherwise defined herein, capitalized terms used in this Addendum have the meanings given them in the Form Lease. Where provisions of this Addendum are in conflict with the Form Lease, this Addendum shall control. References in the Form Lease and this Addendum to “the Lease,” “this Lease,” and words of similar import shall refer, collectively, to the Form Lease and this Addendum unless otherwise expressly provided or reasonably required by the context of usage.

A.MODIFICATIONS TO EXISTING PARAGRAPHS OF FORM LEASE

1.PROPERTY. The Premises consist of approximately 15,246 rentable square feet (“RSF”) located on the West side of the Building, as depicted on Exhibit “A” to this Lease, and the total RSF of the Building is 24,000. Landlord and Tenant stipulate to the number of RSF of the Premises and the Building as stated in the preceding sentence. No variation between the actual RSF and the stipulated RSF shall affect the provisions of this Lease. The RSF shall not be subject to re-measurement absent a physical change in the Premises or the Building. The percentage that the RSF of the Premises bears to the total RSF of the property, as specified in paragraph 1 of the Form Lease, is referred to in this Lease as “Tenant’s Share.”

2.C.TERM. Landlord grants to Tenant the option to renew the term (the “Renewal Option”) for five (5) years commencing August 1, 2021 and ending July 31, 2026 (the “Renewal Term”). To exercise this Renewal Option, Tenant must deliver written notice of exercise to Landlord by no later than November 1, 2020. All of the terms, covenants and conditions of this Lease shall apply during the Renewal Term, except that (1) the Base Rent for such Renewal Term shall be determined as provided in paragraphs 2.C.(1) through 2.C.(3) below, and (2) Tenant shall have no further right to renew the term. Upon the commencement of the Renewal Term, any reference to the "term of this Lease" or any similar expression shall be deemed to include the Renewal Term. Base Rent for the renewal term shall be determined as follows:

(1)The Base Rent during the Renewal Term shall be the then Fair Market Rent for the Premises. “Fair Market Rent” shall mean the then prevailing net rent (excluding additional rent for operating expenses, property taxes and utilities), tenants are paying to lease space comparable in size, location and quality to the Premises, in arm’s length transactions for a term comparable to the Renewal Term, taking into consideration all relevant factors to the property.

(2)Within thirty (30) days after Tenant’s delivery of notice exercising the Renewal Option, Landlord and Tenant shall meet and attempt to agree on the Fair Market Rent for the Renewal Term. If the parties are unable to agree within thirty (30) days after the first such meeting, either Landlord or Tenant, by written notice to the other, may initiate arbitration of the Fair Market Rent as provided in paragraph 2.C.(3) below.

(3)The party initiating arbitration is referred to as the “Demanding Party” and the other party is referred to as the “Responding Party.”

(i)In its demand for arbitration, the Demanding Party shall specify the name and address of the person to act as the arbitrator on the Demanding Party's behalf. The arbitrator shall be an MAI appraiser with at least ten (10) years’ experience who is familiar with the Fair Market Rent of office space in the Belmont, California market. Within ten (10) Business Days after the service of the demand for arbitration, the Responding Party shall give notice to the Demanding Party specifying the name and address of the person designated by the Responding Party to act as arbitrator on its behalf, which arbitrator shall be similarly qualified. If the Responding Party fails to notify the Demanding Party of the appointment of its arbitrator within such ten (10) Business Day period, and such failure continues for five (5) Business Days after the Demanding Party delivers a second notice to the Responding Party, then the arbitrator appointed by the Demanding Party shall be the sole arbitrator to determine the Fair Market Rent for the Premises.

(ii)If two arbitrators are appointed they shall meet within ten (10) Business Days after the second arbitrator is appointed and shall attempt to agree on Fair Market Rent. If within twenty (20) Business Days after the second arbitrator is appointed the two arbitrators are unable to reach agreement on Fair Market Rent, then the two arbitrators shall appoint a third arbitrator, who shall be a competent and impartial person with qualifications similar to those required of the first two arbitrators. If the arbitrators are unable to agree upon such appointment within five (5) Business Days after expiration of such twenty (20) Business Day period, the third arbitrator shall be selected by the parties themselves. If the parties do not agree on the third arbitrator within five (5) Business Days after expiration of the foregoing five (5) Business Day period, then either party, on behalf of both, may petition any judge of the Superior Court of the County of San Mateo to appoint such a qualified person as the third arbitrator. The third arbitrator shall decide the dispute, if it has not been previously resolved, by following the procedures set forth in paragraph 2.C.(3)(iii) below. Each party shall pay the fees and expenses of its respective arbitrator and both shall share the fees and expenses of the third arbitrator. Attorneys’ fees and expenses of counsel and of witnesses for the respective parties shall be paid by the respective party engaging such counsel or calling such witnesses.

US_ACTIVE 133926032.5

(iii)Fair Market Rent shall be fixed by the third arbitrator in accordance with the following procedures. Concurrently with the appointment of the third arbitrator, each of the arbitrators selected by the parties shall state, in writing, his or her determination of the Fair Market Rent supported by the reasons therefor. The third arbitrator shall have the right to consult experts and competent authorities for factual information or evidence pertaining to a determination of Fair Market Rent, but any such determination shall be made in the presence of both parties (and their respective arbitrators) with full right on their part to cross-examine. The third arbitrator shall conduct such hearings and investigations as he or she deems reasonably appropriate and shall, within thirty (30) days after being appointed, select which of the two proposed determinations by the first two (2) arbitrators most closely approximates his or her independent determination of Fair Market Rent. The third arbitrator shall have no right to propose a middle ground or any modification of either of the two proposed determinations. The determination he or she chooses as that most closely approximating his or her determination of the Fair Market Rent shall constitute the decision of the third arbitrator and shall be final and binding upon the parties. The third arbitrator shall render the decision in writing with counterpart copies to each party. The third arbitrator shall have no power to add to or modify the provisions of this Lease. Promptly following receipt of the third arbitrator’s decision, the parties shall enter into an amendment to this Lease, evidencing the renewal for the Renewal Term and confirming the Base Rent for the Premises during the Renewal Term, but the failure of the parties to do so shall not affect the effectiveness of the third arbitrator’s determination.

3.A.(4)BASE RENT. The Base Rent schedule for the initial term shall be as follows:

July 1, 2017 to July 31, 2018	$42,993.72 per month
August 1, 2018 to July 31, 2019	$45,738. 00 per month
August 1, 2019 to July 31, 2020	$47,110.14 per month
August 1, 2020 to July 31, 2021	$48,523.44 per month

5.EARLY POSSESSION. Tenant shall be entitled to enter upon execution of this Lease for pre-construction activities. However, Tenant shall not commence any construction work in the Premises prior to the Commencement Date except with Landlord’s prior written consent.

8.PARKING. Tenant shall be provided exclusive use of 57 of the parking spaces for the property, including all of the parking spaces located in the West side parking lot. Tenant may institute in the West side parking lot valet service or tandem parking, at Tenant’s cost, to increase the parking density therein. In addition, Tenant shall have non-exclusive use of parking spaces in the front parking lot adjacent to Tenant’s existing electric vehicle charging stations at 20 Davis Drive.

11.CONDITION OF PREMISES. Landlord shall deliver the Premises to Tenant in broom clean condition with all Building systems (including HVAC) in good working order, but otherwise the Premises shall be in “as is” and “with all faults” condition. The Building’s common areas, including all elevators, stairwells, exiting areas and access points, lobby areas, parking lots and other exterior areas, shall be in good working order and in compliance with Laws including as required to permit Tenant’s construction of the Tenant Improvements (as defined in paragraph 45 below).

14.A.PROPERTY OPERATING EXPENSES. Tenant shall pay for separately metered or sub-metered electricity to the Premises Tenant occupies based on Tenant’s actual use. Landlord will provide water, refuse removal and sewer service at Landlord’s expense. Landlord’s costs of performing maintenance under paragraph 17.A which are properly expensed in accordance with generally accepted accounting principles, together with real property taxes and insurance premiums for the Building, shall be property operating expenses for purposes of this Lease. Tenant shall pay Tenant’s Share of the property operating expenses.

16.RULES/REGULATIONS. Landlord shall enforce the rules and regulations on a uniform and non-discriminatory basis. Landlord shall provide not less than thirty (30) days prior written notice of any change to such rules and regulations. In case of any conflict between this Lease and the rules and regulations, the former shall control.

17.A.MAINTENANCE. Tenant shall procure and pay for janitorial services to the Premises. Tenant shall at Tenant’s expense perform routine maintenance of the HVAC package units serving the Premises, following delivery of the Premises in the condition required by paragraph 11. Landlord shall be responsible for repairing and replacing the HVAC units at Landlord’s expense. Landlord shall maintain the structural and exterior elements of the Building, including the roof, the parking lot and all other common areas.

18.ALTERATIONS. Without Landlord’s consent, Tenant may make alterations that: (a) do not require a building permit; (b) are not visible form the exterior of the Building; and (c) do not cost more than 400% of the monthly Base Rent then in effect.

20.ENTRY. Except in case of emergency, Tenant may require Landlord’s representatives be escorted during entry into any area of the Premises where confidential or proprietary information may be located.

22.SUBLETTING/ASSIGNMENT. Tenant may, upon notice to Landlord, permit any entity which controls, is controlled by, or is under common control with Tenant, or any entity that merges or consolidates with Tenant, to take an assignment of this Lease or to sublet all or part of the Premises.

32.SUBORDINATION. If the Building is subject to a mortgage or deed of trust, Landlord shall obtain from the mortgagor or beneficiary a commercially reasonable non-disturbance agreement for Tenant’s benefit.

B.PARAGRAPHS ADDED TO FORM LEASE

45.TENANT IMPROVEMENTS. Tenant shall be responsible for constructing all Improvements in the Premises required to ready the Premises for Tenant’s Use (the “Tenant Improvements”). All Tenant Improvements will be constructed pursuant to plans and specifications reasonably approved by Landlord by a contractor selected by Tenant and reasonably approved by Landlord. Tenant will not commence the Tenant Improvements until after the Commencement Date. Landlord shall provide an allowance of $10.00 per RSF ($152,460 total) for the actual cost of the Tenant Improvements, to be in the form of a credit against Base Rent. The credit against Base Rent shall be $37,993.72 for each of the first four months and $485.12 for the fifth month. Tenant shall pay for any costs of the Tenant Improvements in excess of Landlord’s allowance.

46.RIGHT OF FIRST OFFER TO LEASE. During the term Landlord grants to Tenant a right of first offer to lease (the “Lease ROFO”) with respect to any available space in the Building (the “Lease Offer Space”) Space in the Building shall be available for purposes of this Lease ROFO when any lease existing upon execution of this Lease expires or is terminated early.

A.Landlord shall deliver to Tenant written notice (the “Lease ROFO Notice”) when any Lease ROFO Space becomes available. The Lease ROFO Notice will describe in reasonable detail the terms upon which Landlord is willing to lease the Lease ROFO Space. If the Lease ROFO Notice is delivered before August 1, 2019, the expiration date for the Lease ROFO Space will be co-terminus with the expiration or earlier termination of this Lease. The rent in the Lease ROFO Notice shall be based upon Landlord’s good faith, informed estimate of the fair market rental value of the Lease ROFO Space. Except as otherwise noted in the Lease ROFO Notice, the amendment adding the Lease ROFO Space to the Premises will be on the same terms and conditions as this Lease.

B.Within ten (10) business days following delivery of the First Offer Notice, Tenant may notify Landlord that Tenant: (i) accepts the terms in the Lease ROFO Notice; (ii) desires to lease the Lease ROFO Space but proposes different terms; or (iii) does not wish to add the Lease ROFO Space. Tenant’s failure to respond within ten (10) business days shall be deemed its election under clause (iii) of the preceding sentence.

C.If Tenant delivers a notice under clause (ii) in paragraph 46.B above, such notice shall describe in reasonable detail the terms on which Tenant is prepared to lease the Lease ROFO Space. Within five (5) business days after Landlord’s receipt of such notice the parties shall meet in person to negotiate in good faith the terms for an amendment to this Lease adding the Lease ROFO Space. If the parties are unable agree on such amendment within ten (10) business days after their first meeting, Landlord shall be free to lease the Lease ROFO Space to a third party subject to paragraph 46.D below.

D.If Landlord does not lease the Lease ROFO Space to a third party within one hundred eighty (180) days after the negotiation deadline under paragraph 46.C above, the Lease ROFO shall be reinstated for the Lease ROFO Space in question. Furthermore, if before such reinstatement of the Lease ROFO Landlord is prepared to lease the Lease ROFO Space to a third party on terms materially more favorable to the third party than those last offered by Landlord to Tenant during the negotiations under paragraph 46.C, Landlord shall give Tenant a new Lease ROFO Notice setting forth such more favorable terms for the Lease ROFO Space and Tenant shall have five (5) business days after receipt to either accept or reject this new

Lease ROFO Notice. As used in this paragraph 46 “materially more favorable” shall mean the net economic terms of the lease offered to a third party are more than five percent (5%) better from such third party’s perspective than the net economic terms last offered to Tenant.

47.RIGHT OF FIRST OFFER TO PURCHASE. Landlord grants to Tenant a one-time right of first offer to purchase the property (including the land, the Building, all other improvements and appurtenances thereto) (the “Purchase ROFO”) if Landlord elects during the term to sell, transfer or otherwise convey the property. Prior to entering into any legally binding agreement with, or granting any legally binding, unconditional rights to, a third party to purchase or acquire title to the Parcels, Landlord shall notify Tenant (the “Purchase ROFO Notice”). The Purchase ROFO Notice shall set forth in reasonable detail the terms and conditions on which Landlord is prepared to sell the property, including the purchase price, the due diligence period, the closing period, the encumbrances to which title will be subject at closing, material conditions to closing, material closing cost allocations. If requested by Tenant, Landlord also shall provide Tenant with (i) copies of all of Landlord's most recent title reports, surveys, environmental reports, property condition reports, plans, public sector notices, tax assessments and other material, non-proprietary third-party reports, studies, tests and documentation relating to the physical condition of the property, in Landlord's possession or control, and (ii) copies of all leases and contracts that Tenant would be expected to assume upon closing of the sale of the property to Tenant.

A.To exercise the Purchase ROFO Tenant must notify Landlord in writing (“Tenant's Exercise Notice”) within fifteen (15) business days following Tenant's receipt of the Purchase ROFO Notice of Tenant's exercise of the Purchase ROFO on the terms in Purchase ROFO Notice. Within five (5) business days after Landlord's receipt of Tenant's Exercise Notice, Landlord and Tenant shall meet in person to negotiate in good faith a purchase and sale agreement for the sale of the property to Tenant on the terms set forth in the Purchase ROFO Notice. If the parties are unable to agree upon and execute a purchase and sale agreement within twenty (20) business days after their first meeting, Landlord shall be free to sell the property to a third party subject to paragraph 46.B below.

B.If Landlord does not sell the property to a third party within one hundred eighty (180) days after the negotiation deadline under paragraph 47. A above, the Purchase ROFO shall be reinstated and Landlord shall not sell the property to a third party without again providing to Tenant a Purchase ROFO Notice. Furthermore, if before such reinstatement of the Purchase ROFO Landlord is prepared to sell the property to a third party on terms materially more favorable to the third party than those last offered by Landlord to Tenant during the negotiations under paragraph 47.A, Landlord shall give Tenant a new Purchase ROFO Notice setting forth such more favorable terms, and Tenant shall have seven (7) business days after receipt of this new Purchase ROFO Notice to accept or reject the terms set forth therein. As used in this paragraph 47 “materially more favorable” shall mean the net economic terms of the purchase and sale of the property offered to a third party are more than five percent (5%) better from such third party’s perspective than the net economic terms last offered for a purchase and sale of the property to Tenant.

48.FURNITURE. During the term of this Lease, Tenant may use any of the furniture listed on Exhibit “B” to this Lease (the “Existing Furniture”). On or before June 10, 2017, Tenant shall notify Landlord which of the Existing Furniture Tenant desires to use, and Landlord shall remove all of the Existing Furniture Tenant does not wish to use by no later than June 30, 2017. Landlord shall cause any existing tenants to vacate by June 16, 2017 to allow for such removal of the Existing Furniture Tenant does not desire to use. Subtenant shall: (i) accept the Existing Furniture in “AS-IS AND WITH ALL FAULTS” condition as of the Commencement Date; (ii) beginning on the Commencement Date, insure the Existing Furniture against loss or damage by fire or other casualty (and all of the provisions of this Sublease applicable to insurance required to be carried by Subtenant shall be applicable thereto), and (iii) surrender the Existing Furniture to Landlord in the Premises upon the expiration or sooner termination of this Lease in the same condition existing at the Commencement Date, as the same may be affected by reasonable wear and tear or damage by fire or other casualty.

49.ACCESS. Tenant, its officers, employees, contractors and invitees shall have access to the Building, the Premises, and the exterior parking areas seven (7) days per week, twenty-four (24) hours per day, every day of the year.

50. [Intentionally omitted]

51.INSTALLATION OF TRENCH. Tenant shall be allowed early access to the property for the purpose of excavating a trench from the east edge of the property line to the east wall of the Building, at a location where there is an existing Building penetration, and installing in the trench two (2) two inch conduits for redundant fiber connectivity between the Building and the building commonly known and addressed as 20 Davis Drive, Belmont, CA. The trench will be located entirely within dirt and Tenant shall, at its sole cost, properly fill-in the trench with compacted soil and restore all landscaping (including plants and flowers) to substantially the same condition as existing prior to excavation of the trench.

52.COUNTERPARTS: DIGITAL SIGNATURES. This Lease may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Executed copies of this Lease transmitted by facsimile or in PDF format shall be fully binding and effective upon receipt, but each party promptly shall deliver to the other an execution copy of this Lease bearing an original signature.

IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Addendum concurrently with their execution of the Form Lease, intending to be bound by all terms, covenants and provisions of this Lease.

Landlord:		Tenant:

TG Brothers, LLC,		RingCentral, Inc.,		DS
a California limited liability company		a Delaware corporation

By:	/s/ Joann Wu	By:	/s/ Mitesh Dhruv
DS
May 23, 2017		May_, 2017
6/ 2/ 2017

DS

DS

5